RISK MANAGEMENT	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
RISK MANAGEMENT	RISK MANAGEMENT
The management of risk is central to the success of the business. The Company seeks to create and protect enterprise value by enabling risk-informed decision making and by balancing risk and return in business processes.
The Board has overall responsibility for the management of risk and is supported through formal committees of the Board including the Risk Committee.
The Company manages risk by applying the principles and guidelines outlined in the enterprise risk management framework presented to the BAM Re Board (the “ERM Framework”). The ERM Framework establishes the overall risk management framework that includes the following:
•    Risk inventory – identifies and defines the risks arising from the Company’s business strategy and operations using a consistent language that enables an enterprise-wide approach to measurement, reporting and disclosure of risk;
•    Risk appetite – determines the nature and amount of risk the Company is prepared to take, the adherence to which is measured and reported through an extensive set of Board-approved risk appetite tolerances;
•    Risk governance – establishes clear ownership and accountability for risk management oversight and a risk-aware culture across the Company; and
•    Risk management process – codifies a consistent approach to the identification, assessment, measurement, control, monitoring and reporting of risks faced by the Company.
As part of the risk governance framework, the Company operates a three lines of defense model. Under this model, the accountabilities of each line of defense are:
•    First line – business management: day to day responsibility for managing and identifying risks, ensuring activities are within risk appetite and established policies, and designing and implementing effective internal controls;
•    Second line – risk management function: establish enterprise governance, risk and control strategies and policies; provide oversight and independent effective challenge to the first line, as well as training, tools and advice; and
•    Third line – internal audit: independently verify the adequacy and effectiveness of the first and second lines of defense, and that the enterprise risk management framework is operating effectively.
An Own Risk and Solvency Assessment (“ORSA”) is undertaken by BAC at least annually. The ORSA involves a comprehensive assessment of the Company’s risks, capital needs and solvency position, as well as solvency forecasting across a range of scenarios including plausible stresses that could jeopardize the Company’s business plans. BAC also evaluates its exposure to sustained adverse scenarios through other stress testing techniques such as the Financial Condition Testing (“FCT”).
A Commercial Insurers' Solvency Self-Assessment ("CISSA") is undertaken by NER Ltd. at least annually. The primary purpose of the CISSA exercise is to allow NER Ltd. to incorporate an analysis of the internal capital needs into the risk management frameworks. It also ensures that both capital needs and available capital resources are considered in the development of business strategies and decision-making over the near and long term, including factoring in the impact of catastrophic shocks. The CISSA framework provides a perspective of the capital resources necessary to achieve NER Ltd.’s business strategies and remain solvent given their risk profile, as well as insight into the risk management and governance procedures surrounding these processes.

The Company has established recurring routines for monitoring and reporting on risks. Risk management reports are provided to management on a monthly basis and to the Board and Risk Committee on a quarterly basis. The reports include risk exposures measured against Board-approved risk appetite tolerances, and where relevant, management actions are identified to ensure risk mitigation and controls are effective.
The principal risk factors that affect the Company’s operations and financial condition include financial risks such as market risk, credit risk and liquidity risk, insurance risk and other risks such as regulatory risk and operational risk.
The following sections describe the primary financial risks and associated risk management strategies in place that affect the Company’s operations and financial condition.
a.Market risk
Market risk is defined for these purposes as the risk that the fair value or future cash flows of a financial instrument held by the Company will fluctuate because of changes in market prices. Market risk includes the risk of changes in interest rates, currency exchange rates and changes in market prices due to factors other than interest rates or currency exchange rates, such as changes in equity prices, or credit spreads.

The Company manages market risk from foreign currency assets and liabilities and the impact of changes in currency exchange rates and interest rates by funding assets with financial liabilities in the same currency and with similar interest rate characteristics, and by holding financial contracts such as interest rate and foreign exchange derivatives to minimize residual exposures.

Financial instruments held by the Company that are subject to market risk include other financial assets, borrowings and derivative instruments.
1.Interest rate risk
The Company manages interest rate risk through an asset liability management (“ALM”) framework whereby the effective and key rate durations of the investment portfolio are closely matched to that of the insurance contract liabilities. Within the context of the ALM framework, the Company uses derivatives including interest rate swaps and bond futures to reduce market risk. For the annuity business, where the timing and amount of the benefit payment obligations can be readily determined, the matching of asset and liability cash flows is effectively controlled through this comprehensive duration management process.
The Investment Policy outlines the duration constraints that have been approved by the Board. In operationalizing these constraints, considerably more confining duration-based targets have been established that are closely monitored and reported to management in monthly business updating meeting and to the Board and Risk Committees on a quarterly basis.
The following table shows the sensitivity to changes in interest rates:

	2021		2020
AS AT DEC. 31 US$ MILLIONS	50 bps increase	50 bps decrease	50 bps increase	50 bps decrease
Movement in liabilities	$103	$(105)	$63	$(63)
Movement in assets	(248)	329	(62)	62
Tax effect	(4)	4	—	—
Impact on comprehensive income	$(149)	$228	$1	$(1)
The Investment Policy is reviewed at least annually and approved by the Board.
2.Foreign exchange risk
Changes in currency rates will impact the carrying value of financial instruments denominated in currencies other than the USD.

The Company manages foreign exchange risk using foreign exchange forwards. The Investment Policy sets out the foreign currency exposure limits and types of derivatives permitted for hedging purposes.
The Company holds financial instruments with net unmatched exposures in several currencies, changes in the translated value of which are recorded in net income. As at December 31, 2021, a 1% fluctuation in USD against non-USD currencies would have an impact of approximately $1 million on net income and $1 million on OCI (2020 – $Nil million on net income and $Nil on OCI).
b.Credit risk
Credit risk is the risk of loss from amounts owed by counterparties and arises any time funds are extended, committed, owed or invested through actual or implied contractual arrangements including reinsurance. The Company is primarily exposed to credit risk through its investments in debt securities and reinsurance funds withheld.
The Company manages exposure to credit risk by establishing concentration limits by counterparty, credit rating and asset class. To further minimize credit risk, the financial condition of the counterparties is monitored on a regular basis. These requirements are outlined in the Investment Policy.
1.Asset quality
The following table summarizes the external credit ratings for cash and cash equivalents and investments:

AS AT DEC. 31, US$ MILLIONS	2021		2020
Cash and cash equivalents	$393	4%	$35	3%
Bonds and other debt securities
AAA	512	5%	409	33%
AA	55	1%	11	1%
A	1,516	15%	121	10%
BBB	1,306	13%	617	50%
BB	151	1%	10	1%
B	54	—%	1	—%
Unrated	170	2%	—	—%
	3,764	37%	1,169	95%
Preferred shares
P2	7	—%	3	—%
BB	1	—%	—	—%
Unrated	10	—%	—	—%
	18	—%	3	—%
Common shares
A+	243	2%	—	—%
Unrated	32	—%	—	—%
	275	2%	—	—%
Other equity
Unrated	247	2%	—	—%
Private loans
A	60	1%	—	—%
BBB	55	1%	—	—%
BB	151	2%	—	—%
Unrated	251	3%	—	—%
	517	7%	—	—%
Mortgages
Unrated	122	1%	21	2%
	122	1%	21	2%
Reinsurance Funds Withheld
AAA	819	8%	—	—%
AA	228	2%	—	—%
A	891	9%	—	—%
BBB	2,484	26%	—	—%
BB	105	1%	—	—%
B	30	—%	—	—%
Unrated	93	1%	—	—%
	4,650	47%	—	—%

Total cash and cash equivalents and investments	$9,986	100%	$1,229	100%
The Company’s overall target credit quality for the portfolio is a credit rating of BBB+. As at December 31, 2021 and 2020, the Company met this requirement.
2.Concentration
Concentrations of credit risk arise from exposures to a single issuer or a group of related issuers or groups of issuers that have similar risk characteristics.
Bonds

The following table provides the fair value of investments by groups of issuers of bonds:

	2021		2020
Government bond holdings	$1,664	47%	$401	34%
Corporate and other bond holdings	1,892	53%	768	66%
Total bond holdings	$3,556	100%	$1,169	100%

The following table discloses the Company’s top 5 holdings of issuers (excluding governments), as well as exposure to the largest single issuer of corporate bonds.

	2021	2020
Exposure to the top 5 largest issuers of corporate bonds	$161	$90
% of total cash and cash equivalents and investments	3%	7%
Exposure to the largest single issuer of corporate bonds	32	18
% of total cash and cash equivalents and investments	1%	2%

3.Derivative counterparties
Credit risk also arises in respect of derivative contracts to the extent that there is the potential for the counterparties to default on their obligations. To manage this risk, derivative transactions are limited to an approved list of counterparties and in some cases are fully collateralized with highly rated instruments. The derivative counterparty risk as of December 31, 2021 and 2020 was $146 million and $7 million, respectively. As at December 31, 2021, these counterparties have a credit rating of A or higher (2020 - A+ or higher).
4.Reinsurance counterparties
BAC has reinsurance contracts with third-party registered reinsurers and one third-party unregistered reinsurer with a total exposure of $169 million at December 31, 2021 (2020 – $190 million). To manage counterparty risk, reinsurance transactions are limited to an approved list of reinsurers with concentration limits to any single reinsurer.
Under the reinsurance contracts with third-party unregistered reinsurers, highly rated assets are required to be pledged to the Company to fully support the ceded reserves. The Company maintains a valid and enforceable security interest that has priority over any other security interest in the collateral. In the event of default by the reinsurer, the Company has the right to liquidate or take legal possession of these assets, in a timely manner.
As at December 31, 2021, the credit ratings of the reinsurers are A+ (2020 - A+).
NER Ltd. and NER SPC have reinsurance contracts with third-party cedants with a total exposure of $6,253 million at December 31, 2021 (2020 – $Nil).
As at December 31, 2021, the credit ratings of the third-party cedants are A- or higher.
5.Impaired Assets
The Company reviews all reinsurance assets at each reporting date and determined that there was no evidence of impairment as at December 31, 2021 and 2020.
c.Liquidity risk
Liquidity risk is the risk that the Company will not be able to raise the necessary funds, at the appropriate time, to meets its financial liabilities.
Cash outflows primarily consist of benefit payments to policyholders and to a lesser extent, operating expenses and settlement of derivative contracts.
The following table sets out the expected maturity profile of the Company’s financial liabilities:

AS AT DEC.31, 2021 US$ MILLIONS	Within 1 year	1-3 years	4-5 years	Over 5 years	Total
Accounts payable and other	$65	$—	$—	$—	$65
Due to related party	467	—	—	—	467
Reinsurance payable	21	14	15	25	75
Corporate borrowings	656	37	—	—	693
Insurance reserves	368	769	792	6,568	8,497
Deferred revenue	4	7	7	64	82
Liabilities of structured entities	—	—	—	167	167
Funds withheld liabilities	12	—	—	—	12
Total	$1,593	$827	$814	$6,824	$10,058

AS AT DEC.31, 2020 US$ MILLIONS	Within 1 year	1-3 years	4-5 years	Over 5 years	Total
Accounts payable and other	$5	$1	$—	$—	$6
Insurance reserves	21	85	85	1,148	1,339
Funds withheld liabilities	12	—	—	—	12
Total	$38	$86	$85	$1,148	$1,357
To manage liquidity risk, the Company as part of its ALM framework, purchases assets to support the liabilities under its insurance contracts. The effective and key rate duration of these investments are constructed to closely match those of the annuity policy liabilities. The Company has established liquidity risk tolerances and operational targets that are closely monitored. Stress testing is conducted to ensure that there are sufficient liquid assets at all times to meet obligations.
In addition, the company has a credit agreement with Brookfield Asset Management as lender, providing for a three-year $200 million revolving credit facility, and an agreement for a $150 million third-party revolving credit facility. As at December 31, 2021 there was $nil drawn on the Brookfield Credit Agreement (December 31, 2020 – $Nil), and $37 million drawn on the third-party revolving credit facility (December 31, 2020 – $Nil).

In addition, a subsidiary of the the Company has access to a CAD$150 million repurchase agreement (2020 - CAD$150 million). As at December 31, 2021, there were no amounts outstanding under the repurchase agreement (2020 – $Nil).
d.Insurance risk
PRT
Insurance risk is the risk that actual experience related to benefit payments and expenses does not emerge as expected. The Company is primarily exposed to longevity risk.
Longevity risk is the risk that mortality experience occurs at lower rates than that assumed at the time of pricing which exposes the Company to benefit payments that will be paid for longer periods than anticipated.
Longevity assumptions are derived by adjusting a base mortality table and applying mortality multipliers that vary by plan based on factors established at the time of pricing. These factors take into consideration the characteristics of the annuitants including but not limited to gender, age, job description, latest known salary, geography, and pension amount. These characteristics are further analyzed using a supporting database of over 500,000 Canadian pensioner lives. The data is comprised of a diverse range of survival patterns reflective of the recent past. Models generated from this data are mapped into curves which can then be applied for analysis on an annuitant basis. Further, the Company monitors views and research published by governments, industry and academia on the factors influencing mortality changes and maintains longevity assumptions that are consistent with emerging trends.
These inputs and analytics support the Company’s assessment of longevity risk.
To reduce longevity risk within our PRT business, the Company enters into longevity reinsurance transactions with third party reinsurers. Under these contracts, the Company commits to pay the reinsurers a schedule of fixed payments relating to a proportion of defined blocks of policyholder benefits. In return, the reinsurers reimburse the actual cost of their proportion of benefit expenses on those blocks to the Company. As at December 31, 2021, the Company has entered into longevity reinsurance contracts and has reinsured approximately 71% of its longevity risk (2020 – 54%).
The following table shows the sensitivity to changes in longevity risk. These sensitivities reflect the impact of any applicable ceded reinsurance arrangements.

	Mortality Rate		Mortality Improvement
AS AT DEC. 31, 2021 US$ MILLIONS	5% Increase	5% Decrease	50% Increase	50% Decrease
Impact on comprehensive income	$10	$(9)	$(12)	$13

	Mortality Rate		Mortality Improvement
AS AT DEC. 31, 2020 US$ MILLIONS	5% Increase	5% Decrease	50% Increase	50% Decrease
Impact on comprehensive income	$6	$(6)	$(8)	$8
Reinsurance
NER SPC reinsures fixed indexed annuity products only. Generally, the assumptions that are the most sensitive for fixed indexed annuity products are changes to investment yields, utilization rates, partial withdrawal rates, lapse rates and mortality. However, our reserves are less sensitive to changes in assumption at this point in time considering the mechanics of our reserving process.
At treaty inception, projected base contract cash flows are bifurcated into two parts: a host liability that reserves for contractually guaranteed payments and an embedded derivative that represents the value of payments in excess of guarantees; for the current treaty, the host liability makes up the vast majority of the reserve liability. The host liability after inception is calculated using an effective yield approach based on a host accrual rate that equates the present value of actual and projected future guaranteed benefit payments to the initial host liability. The host accrual rate is revised as experience emerges, actual cash flows replace projected, and best estimate assumptions about the future are updated. Given this financial year end is only six months following treaty inception, the impact of rolling forward at a different accrual rate recalibrated from changing assumptions is minimized by the short period.

Investment yield risk is a shift in market interest rates associated with investment fixed income instruments. The embedded derivative, measured at fair value, is most sensitive to investment yields as this directly affects its discount rate.

The following table shows the impact on the overall liability to changes in mortality (as described in PRT sensitivity) and changes to investment yields:

	Mortality Rate		Yield
AS AT DEC. 31, 2021 US$ MILLIONS	10% Increase	10% Decrease	50 bps Increase	50 bps Decrease
Impact on comprehensive income	$(1)	$1	$(11)	$12
e.Operational risk
Operational risk is the potential for loss resulting from inadequate or failed internal processes, people and systems, or from external events. The Company’s internal control processes are supported by the maintenance of a risk register and independent internal audit review. The risk of fraud is managed through a number of processes including background checks on staff on hire, annual code of conduct confirmations, anti-bribery training and segregation of duties.
The Company has significant outsourcing arrangements in respect of pension administration and other functions. These arrangements are subject to agreements with formal service levels, operate within agreed authority limits and are subject to regular review by senior management. Material outsourcing arrangements are approved and monitored by the Board.
Disaster recovery and business continuity plans have also been established to manage the Company’s ability to operate under adverse conditions.
f.Regulatory risk
Regulatory risk stems principally from the risk of changes to the regulatory environment in which the Company operates. To manage this risk, the Company seeks to a have a regular dialogue with regulators to ensure compliance. Furthermore, senior management participates in industry groups and professional bodies to stay apprised of regulatory changes.